UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2004

IndyMac ABS, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-120706 (Commission File Number)	95-4685267 (I.R.S. Employer Identification No.)

155 North Lake Avenue Pasadena, California (Address of principal executive offices)	91101 (Zip Code)

Registrant’s telephone number, including area code: (626) 535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01 Other Events.

     On December 21, 2004, IndyMac ABS, Inc. is filing a Form T-1 to designate Deustche Bank National Trust Company to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 and 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit	Description
25	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC ABS, INC. (Registrant)
Date: December 20, 2004	By:	/s/ Victor H. Woodworth
Victor H. Woodworth
Vice President and Senior Counsel

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Exhibit Index

Exhibit No.	Description	Page No.
25	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.	5